UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 26, 2005
                                                        ------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               1-12386                                 13-3717318
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      (Commission File Number)             (IRS Employer Identification No.)

      One Penn Plaza, Suite 4015
         New York, New York                             10119-4015
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement

On January 26, 2005, the Compensation Committee of the Board of Trustees of Lexington Corporate Properties Trust (the "Trust") granted 2004 performance bonuses to the executive officers of the Trust: E. Robert Roskind, Chairman of the Trust, Richard J. Rouse, Vice Chairman and Chief Investment Officer of the Trust, T. Wilson Eglin, Chief Executive Officer, President and Chief Operating Officer of the Trust, Patrick Carroll, Chief Financial Officer, Executive Vice President and Treasurer of the Trust, and John B. Vander Zwaag, Executive Vice President of the Trust. The bonuses are for efforts and services of these executive officers on behalf of the Trust in 2004. The bonuses are set forth in the following table:


                  ----------------------------------------------
                                                  2004 Bonus
                  ----------------------------------------------
                  E. Robert Roskind            $    547,200
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                  T. Wilson Eglin                   547,200
                  ----------------------------------------------
                  Richard J. Rouse                  532,800
                  ----------------------------------------------
                  Patrick Carroll                   396,000
                  ----------------------------------------------
                  John B. Vander Zwaag              381,600
                  ----------------------------------------------


Bonuses will be granted in cash and in common shares of beneficial interest (the "Common Shares") subject to certain vesting requirements, under the Trust's 2002 Equity-Based Award Plan. At least 50% of the bonus must be in non-vested Common Shares. These non-vested Common Shares will be issued at the opening price of the Common Shares on January 26, 2005 (the "Grant Date"). The non-vested Common Shares will vest ratably over five years on the next five anniversaries of the Grant Date.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: January 28, 2005                      By: /s/ Patrick Carroll
                                               ---------------------------------
                                               Patrick Carroll
                                               Chief Financial Officer